SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 29, 2014

MS Structured Asset Corp. on behalf of SATURNS Trust No. 2005-1

(Exact Name of Registrant as Specified in Charter)

Delaware	333-101155	13-4026700
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(IRS Employer Identification No.)

1585 Broadway, Second Floor New York, New York Attention: In-Young Chase		10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 212-761-2457

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 Other Events

Item 8.01 Other Events

On May 29, 2014, the Company issued a press release regarding (i) the receipt of a notice of rescission of the notice, dated May 22, 2014 of the intended exercise of 100% of the outstanding Warrants representing the right to acquire a combined Unit Principal Balance of 60,000,000 Class A Units and the equivalent Notional Amount of Class B Units of the Goldman Sachs Capital I Capital Security Backed Series 2005-1 Trust on June 6, 2014, and (ii) the receipt of a new notice of intended exercise of 100% of the outstanding Warrants representing the right to acquire a combined Unit Principal Balance of $60,000,000 Class A Units and the equivalent Notional Amount of Class B Units of the Goldman Sachs Capital I Capital Security Backed Series 2005-1 for settlement on June 2, 2014. A copy of which press release is attached as Exhibit 99.1 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: May 29, 2014

MS STRUCTURED ASSET CORP.

(Registrant)

By: /s/ Qiong Sun

Name: Qiong Sun

Title: Vice President

EXHIBIT INDEX

Exhibit 99.1 Press release, dated May 29, 2014